UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2018
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CUMULUS MEDIA INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-24525	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2200, Atlanta GA		30305
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02    Results of Operations and Financial Condition.

Solely in connection with Cumulus Media Inc.’s (the “Company”) application to list its Class A common stock on The NASDAQ Stock Market LLC, the Company is providing, attached as Exhibit 99.1 hereto and incorporated by reference herein, certain preliminary unaudited condensed consolidated balance sheet data of the Company as of June 4, 2018, giving effect to the Company’s application of “fresh-start” accounting upon the Company’s emergence from chapter 11 bankruptcy proceedings in accordance with Accounting Standards Codification 852, Reorganization, as of such date.

Item 7.01    Regulation FD Disclosure.

The information contained under Item 2.02 is incorporated by reference herein.

On July 27, 2018, the Company issued a press release providing an update on the status of its application to list its Class A common stock on The NASDAQ Stock Market, LLC. A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Preliminary Unaudited Condensed Consolidated Balance Sheet Data
99.2	Press release dated July 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ Richard Denning
Name: Richard S. Denning
Title: Senior Vice President, General Counsel and Secretary
Date: July 27, 2018